AMERITAS LIFE INSURANCE CORP. ("Ameritas")

               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA

                                  Supplement to
                        Ameritas No-Load Variable Annuity

                          Prospectus Dated May 1, 2001
                        Supplement Dated February 1, 2002


As of February 1, 2002, the Neuberger Berman Advisers Management Trust ("AMT") Liquid Asset portfolio is no longer an investment option under the Policy.

Funds allocated to the AMT Liquid Asset portfolio as of January 31, 2002 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option.

Effective February 1, 2002, initial premium allocations (See "Right to Examine" Period Allocations, pages 10-11.) and all transfers that previously were allocated or transferred to the AMT Liquid Asset Subaccount will be made to the Vanguard Variable Insurance Fund ("VIF") Money Market Subaccount.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.